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                                                                    EXHIBIT 23.1

                       Consent of Independent Accountants

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-495549, No. 333-30473, No. 333-89908 and No.
333-45463) and on Form S-3 (No. 333-47190, No. 333-47034, No. 333-47184, and
No. 333-70937) of P-Com, Inc. of our report dated March 9, 2001, except for
Note 15 which is as of March 29, 2001, relating to the financial statements and financial statement schedule, which appears in this Form 10-K.

PricewaterhouseCoopers LLP
San Jose, California
March 30, 2001